EXHIBIT 10 (viii)(4)

FOURTH AMENDMENT

OF THE

NORTHERN TRUST CORPORATION

SUPPLEMENTAL PENSION PLAN

WHEREAS, the Northern Trust Corporation (the “Corporation”) sponsors the Northern Trust Corporation Supplemental Pension Plan, as amended and restated effective as of July 20, 1999, (the “Plan”); and

WHEREAS, pursuant to Section 6.1 of the Plan, the Corporation has the right to amend the Plan when the Corporation deems such amendment to be advisable; and

WHEREAS, the Corporation deems it advisable to amend the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	Section 1.12 of the Plan is hereby deleted in its entirety and the following new Section 1.12 is substituted therefor:

“1.12 “Annuity Starting Date” means the Annuity Starting Date under the Qualified Plan; provided, however, that if a Participant does not have an Annuity Starting Date under the Qualified Plan by the first day of the fourth calendar month next following the calendar month in which the Participant incurs a Break in Service under the Qualified Plan, the Participant’s Annuity Starting Date under the Plan shall be the first day of such fourth calendar month next following the calendar month in which the Participant incurs a Break in Service under the Qualified Plan.”

2.	Section 1.13 of the Plan is hereby deleted in its entirety and the following new Section 1.13 is substituted therefor:

“1.13 “Payment Date” means, with respect to a Participant whose employment with the Company and its affiliates terminates for any reason other than the Participant’s death:

(a) for a Participant who has an Annuity Starting Date under the Qualified Plan by the first day of the fourth calendar month next following the calendar month in which the Participant incurs a Break in Service under the Qualified Plan, the date on which the Participant receives payment of his Qualified Plan Pension Benefit;

(b) for a Participant who does not have an Annuity Starting Date under the Qualified Plan by the first day of the fourth calendar month next following the calendar month in which the Participant incurs a Break in Service, the Participant’s Annuity Starting Date as defined in Section 1.12 of the Plan.”

IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed on its behalf this 23rd day of December, 2003 effective for any Participant whose Break in Service under the Qualified Plan occurs on or after December 1, 2003.

NORTHERN TRUST CORPORATION

By:	/s/ Timothy P. Moen

Name:	Timothy P. Moen
Title:	Executive Vice President